Every individual has unique retirement needs, which is why you recently received a communication, dated October 30, 2020, regarding the opportunity to participate in our variable annuity GMIB buyout offer. If you accept the offer, you will receive an enhanced Contract Value in exchange for surrendering your contract and rider(s).

If you haven’t already accepted this offer, there is still time left to discuss with your financial professional and determine if this offer meets your retirement needs.

We are excited to announce the deadline to participate in this offer has been extended until March 31, 2021.

Our Annuity Product Specialists are also available to provide buyout offer documents and answer your questions at 833.810.4642.

This supplements our prior communication and your related ONcore annuity prospectus dated May 1, 2020. Annuity products are issued by The Ohio National Life Insurance Company.

Variable annuity distributor: Ohio National Equities, Inc. Issuer is not licensed to conduct business in NY.

T-606650 2-21 © 2021 Ohio National Financial Services, Inc.

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